N / E / W / S     R / E / L / E / A / S / E

January 26, 2012

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FOURTH QUARTER AND FISCAL YEAR-END 2011 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ – FRME) has reported fourth quarter 2011 earnings per share of $.24 compared to $.10 during the same period in 2010. The 140 percent improvement primarily reflects the Corporation’s improvement in revenue, credit quality and efficiency. Net income available to common shareholders totaled $6.4 million, an increase of $3.8 million over the $2.6 million earned in the fourth quarter of 2010.

Year-to-date earnings per share for 2011 totaled $.34 per fully diluted common share.  When adjusted for the one-time charge of $.46 per share related to CPP repayment during the third quarter, year-to-date core earnings per share totaled $.80.  On an adjusted basis earnings per share for the four quarters of 2011 totaled $.17, $.18, $.21 and $.24, respectively.

Michael C. Rechin, President and Chief Executive Officer, stated, “2011 results included numerous positives as the company completed a solid year.  The improvement of the Corporation’s core earnings, capital levels, credit statistics, loan growth and efficiency provide important foundations for the future of First Merchants.”  Rechin also stated, “Achieving loan growth in the fourth quarter, while making additional improvements in asset quality, reflects the economic progress evidenced in our marketplace.”

Total assets equaled $4.2 billion as of year-end and total loans were $2.7 billion.  The Corporation’s liquidity is fully deployed in the bond portfolio, as investment securities totaled $946 million.  The Corporation’s loan-to-deposit ratio is now 87 percent and the loan-to-asset ratio totals 65 percent.

Net-interest income totaled $36.2 million for the quarter and $143.4 million for the year.  Net-interest margin remained strong during the quarter totaling 3.99 percent as yields on earning assets totaled 4.83 percent and the cost of supporting liabilities totaled .84 percent.  Net-interest margin for the year totaled 3.98 percent, up 11 basis points from 3.87 percent in 2010.

Non-interest income totaled $13.0 million for the quarter and $49.1 million for the full year of 2011.  After normalizing for bond gains and losses, non-interest income improved by $393,000 quarter-over-quarter and $399,000 year-over-year.  Non-interest expense totaled $33.4 million for the quarter, a decline of $4.8 million from the fourth quarter of 2010.  Non-interest expense totaled $135.9 million for the full year 2011, a decline of $6.4 million for the year.

Provision expense totaled $5.9 million for the fourth quarter and $22.6 million for the full year 2011, compared to $7.1 million and $46.5 million of provision expense in 2010.  The allowance for loan losses totaled $70.9 million, or 2.6 percent of total loans and 102 percent of non-accrual loans.  Non-performing assets (NPA) plus 90 days delinquent loans totaled $100.8 million, or 2.4 percent of total assets.  Net charge-offs totaled $8.0 million for the fourth quarter and $34.7 million for the year.  Net charge-offs totaled $55.6 million in 2010.  Classified loans also declined from $286.2 million to $205.2 million during the year.

As of December 31, 2011, the Corporation’s total risk-based capital equaled 16.54 percent, Tier 1 common risk-based capital equaled 8.83 percent, and tangible common equity ratio totaled 6.84 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (EDT) on Thursday, January 26, 2012.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s fourth quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until February 3, 2012. To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10008694.

In order to view the web cast and presentation slides, please go to https://services.choruscall.com/links/frme120126.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,
	2011	2010
ASSETS
Cash and due from banks	$73,312	$50,844
Federal funds sold		7,463
Cash and cash equivalents	73,312	58,307
Interest-bearing time deposits	52,851	65,216
Investment securities	946,400	826,797
Mortgage loans held for sale	17,864	21,469
Loans	2,713,415	2,835,683
Less: Allowance for loan losses	(70,898)	(82,977)
Net loans	2,642,517	2,752,706
Premises and equipment	51,013	52,450
Federal Reserve and Federal Home Loan Bank stock	31,270	33,884
Interest receivable	17,723	18,674
Core deposit intangibles and goodwill	150,471	154,019
Cash surrender value of life insurance	124,329	96,731
Other real estate owned	16,289	20,927
Tax asset, deferred and receivable	36,424	45,623
Other assets	12,613	24,045
TOTAL ASSETS	$4,173,076	$4,170,848
LIABILITIES
Deposits:
Noninterest-bearing	$646,508	$583,696
Interest-bearing	2,488,147	2,685,184
Total Deposits	3,134,655	3,268,880
Borrowings:
Securities sold under repurchase agreements	156,305	109,871
Federal Home Loan Bank advances	138,095	82,684
Subordinated debentures, revolving credit lines and term loans	194,974	226,440
Total Borrowings	489,374	418,995
Interest payable	2,925	4,262
Other liabilities	31,655	24,303
Total Liabilities	3,658,609	3,716,440
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 0 and 69,600 shares		67,880
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 and 0 shares	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,559,707 and 25,574,251 shares	3,570	3,197
Additional paid-in capital	254,874	232,503
Retained earnings	168,717	160,860
Accumulated other comprehensive income (loss)	(3,602)	(10,157)
Total Stockholders' Equity	514,467	454,408
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,173,076	$4,170,848

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
INTEREST INCOME
Loans receivable:
Taxable	$36,497	$41,497	$149,716	$174,070
Tax-exempt	93	(250)	528	515
Investment securities:
Taxable	4,565	3,680	19,230	12,957
Tax-exempt	2,550	2,573	10,167	10,377
Federal funds sold		3	3	26
Deposits with financial institutions	54	142	282	381
Federal Reserve and Federal Home Loan Bank stock	314	312	1,319	1,252
Total Interest Income	44,073	47,957	181,245	199,578
INTEREST EXPENSE
Deposits	4,505	8,427	22,281	39,876
Federal funds purchased	3		25	5
Securities sold under repurchase agreements	363	383	1,511	1,712
Federal Home Loan Bank advances	1,114	1,146	4,181	5,368
Subordinated debentures, revolving credit lines and term loans	1,908	2,508	9,892	9,048
Total Interest Expense	7,893	12,464	37,890	56,009
NET INTEREST INCOME	36,180	35,493	143,355	143,569
Provision for loan losses	5,855	7,078	22,630	46,483
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,325	28,415	120,725	97,086
OTHER INCOME
Service charges on deposit accounts	3,027	3,111	11,972	13,283
Fiduciary activities	1,804	1,881	7,650	7,692
Other customer fees	2,572	2,217	10,024	8,990
Commission income	1,220	1,267	5,660	6,225
Earnings on cash surrender value of life insurance	803	524	2,596	2,098
Net gains and fees on sales of loans	2,747	2,384	7,418	6,806
Net realized gains on sales of available for sale securities	290	1,305	2,439	3,406
Other-than-temporary impairment on available for sale securities			(400)	(1,544)
Other income	508	904	1,761	1,588
Total Other Income	12,971	13,593	49,120	48,544
OTHER EXPENSES
Salaries and employee benefits	19,035	19,655	74,735	73,253
Net occupancy	2,428	2,452	10,118	9,935
Equipment	1,672	1,812	6,794	7,323
Marketing	650	527	2,002	1,970
Outside data processing fees	1,377	1,154	5,671	5,093
Printing and office supplies	340	317	1,242	1,259
Core deposit amortization	591	1,161	3,548	4,721
FDIC assessments	775	2,044	5,531	8,121
Other real estate owned and credit-related expenses	2,569	5,257	10,614	12,436
Other expenses	3,999	3,814	15,683	18,200
Total Other Expenses	33,436	38,193	135,938	142,311
INCOME BEFORE INCOME TAX	9,860	3,815	33,907	3,319
Income tax expense (benefit)	2,299	(216)	8,655	(3,590)
NET INCOME	7,561	4,031	25,252	6,909
Gain on exchange of preferred stock for trust preferred debt				11,353
Loss on CPP unamortized discount			(1,401)	(1,301)
Loss on extinguishment of trust preferred securities			(10,857)
Preferred stock dividends and discount accretion	(1,135)	(1,476)	(3,981)	(5,239)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$6,426	$2,555	$9,013	$11,722
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.24	$0.10	$0.34	$0.48
Diluted Net Income Available to Common Stockholders	$0.24	$0.10	$0.34	$0.48
Cash Dividends Paid	$0.01	$0.01	$0.04	$0.04
Average Diluted Shares Outstanding (in thousands)	28,700	25,737	26,694	24,642

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
NET CHARGE OFF'S	$8,031	$7,761	$34,709	$55,637

AVERAGE BALANCES:
Total Assets	$4,200,685	$4,249,194	$4,143,850	$4,271,715
Total Loans	2,719,155	2,893,657	2,748,684	3,050,850
Total Earning Assets	3,766,352	3,835,814	3,744,027	3,862,493
Total Deposits	3,165,505	3,323,209	3,175,762	3,337,747
Total Stockholders' Equity	513,366	464,250	478,440	470,379

FINANCIAL RATIOS:
Return on Average Assets	0.61%	0.24%	0.22%	0.27%
Return on Average Stockholders' Equity	5.01	2.20	1.88	2.49
Average Earning Assets to Average Assets	89.66	90.27	90.35	90.42
Allowance for Loan Losses as % of Total Loans	2.60	2.90	2.60	2.90
Net Charge Off's as % of Average Loans (Annualized)	1.18	1.07	1.26	1.82
Average Stockholders' Equity to Average Assets	12.22	10.93	11.55	11.01
Tax Equivalent Yield on Earning Assets	4.83	5.13	4.99	5.32
Cost of Supporting Liabilities	0.84	1.30	1.01	1.45
Net Interest Margin (FTE) on Earning Assets	3.99	3.83	3.98	3.87

NON-PERFORMING ASSETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Non-Accrual Loans	$69,592	$78,933	$87,583	$87,712	$90,591
Renegotiated Loans	14,308	6,701	6,269	2,125	7,139
Non-Performing Loans (NPL)	83,900	85,634	93,852	89,837	97,730
Real Estate Owned and Repossessed Assets	16,289	19,425	15,437	17,056	20,927
Non-Performing Assets (NPA)	100,189	105,059	109,289	106,893	118,657
90+ Days Delinquent	580	1,595	227	752	1,330
NPAS & 90 Day Delinquent	$100,769	$106,654	$109,516	$107,645	$119,987
Loan Loss Reserve	$70,898	$73,074	$77,133	$80,936	$82,977
YTD Charge-offs	34,709	26,678	17,063	7,635	55,637
NPAs / Actual Assets %	2.40%	2.55%	2.67%	2.60%	2.84%
NPAs & 90 Day / Actual Assets %	2.41%	2.59%	2.67%	2.61%	2.88%
NPAs / Actual Loans and REO %	3.65%	3.83%	3.98%	3.84%	4.12%
Loan Loss Reserves / Actual Loans (%)	2.60%	2.68%	2.83%	2.93%	2.90%
NCOs / YTD Average Loans (%)	1.26%	0.97%	0.61%	0.27%	1.82%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
ASSETS
Cash and due from banks	$73,312	$60,166	$50,874	$44,283	$50,844
Federal funds sold				6,092	7,463
Cash and cash equivalents	73,312	60,166	50,874	50,375	58,307
Interest-bearing time deposits	52,851	16,115	15,865	61,843	65,216
Investment securities	946,400	937,828	938,366	886,029	826,797
Mortgage loans held for sale	17,864	12,257	4,846	2,111	21,469
Loans	2,713,415	2,712,938	2,724,022	2,764,128	2,835,683
Less: Allowance for loan losses	(70,898)	(73,074)	(77,133)	(80,936)	(82,977)
Net loans	2,642,517	2,639,864	2,646,889	2,683,192	2,752,706
Premises and equipment	51,013	51,432	51,851	51,818	52,450
Federal Reserve and Federal Home Loan Bank stock	31,270	31,381	31,384	33,801	33,884
Interest receivable	17,723	17,770	17,001	17,583	18,674
Core deposit intangibles and goodwill	150,471	151,062	151,817	152,918	154,019
Cash surrender value of life insurance	124,329	123,524	102,880	102,309	96,731
Other real estate owned	16,289	19,425	15,437	17,056	20,927
Tax asset, deferred and receivable	36,424	35,804	36,790	38,224	45,623
Other assets	12,613	21,881	30,218	19,916	24,045
TOTAL ASSETS	$4,173,076	$4,118,509	$4,094,218	$4,117,175	$4,170,848
LIABILITIES
Deposits:
Noninterest-bearing	$646,508	$598,139	$590,199	$586,973	$583,696
Interest-bearing	2,488,147	2,466,111	2,552,334	2,565,363	2,685,184
Total Deposits	3,134,655	3,064,250	3,142,533	3,152,336	3,268,880
Borrowings:
Federal funds purchased		27,946	22,978
Securities sold under repurchase agreements	156,305	117,097	124,236	115,684	109,871
Federal Home Loan Bank advances	138,095	168,764	74,050	104,697	82,684
Subordinated debentures, revolving credit lines and term loans	194,974	194,961	226,580	226,400	226,440
Total Borrowings	489,374	508,768	447,844	446,781	418,995
Interest payable	2,925	2,186	3,601	3,117	4,262
Other liabilities	31,655	30,760	31,762	52,419	24,303
Total Liabilities	3,658,609	3,605,964	3,625,740	3,654,653	3,716,440
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding			68,118	67,998	67,880
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,570	3,567	3,211	3,206	3,197
Additional paid-in capital	254,874	254,801	233,544	233,032	232,503
Retained earnings	168,717	162,669	169,313	165,075	160,860
Accumulated other comprehensive income (loss)	(3,602)	600	(5,833)	(6,914)	(10,157)
Total Stockholders' Equity	514,467	512,545	468,478	462,522	454,408
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,173,076	$4,118,509	$4,094,218	$4,117,175	$4,170,848

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
INTEREST INCOME
Loans receivable:
Taxable	$36,497	$37,024	$37,457	$38,738	$41,497
Tax exempt	93	86	247	102	(250)
Investment securities:
Taxable	4,565	5,078	5,040	4,547	3,680
Tax exempt	2,550	2,529	2,535	2,553	2,573
Federal funds sold			1	2	3
Deposits with financial institutions	54	45	100	83	142
Federal Reserve and Federal Home Loan Bank stock	314	323	341	341	312
Total Interest Income	44,073	45,085	45,721	46,366	47,957
INTEREST EXPENSE
Deposits	4,505	5,046	5,864	6,866	8,427
Federal funds purchased	3	16	3	3
Securities sold under repurchase agreements	363	384	386	378	383
Federal Home Loan Bank advances	1,114	1,089	977	1,001	1,146
Subordinated debentures, revolving credit lines and term loans	1,908	2,699	2,644	2,641	2,508
Total Interest Expense	7,893	9,234	9,874	10,889	12,464
NET INTEREST INCOME	36,180	35,851	35,847	35,477	35,493
Provision for loan losses	5,855	5,556	5,625	5,594	7,078
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,325	30,295	30,222	29,883	28,415
OTHER INCOME
Service charges on deposit accounts	3,027	3,169	2,997	2,779	3,111
Fiduciary activities	1,804	1,881	1,929	2,036	1,881
Other customer fees	2,572	2,583	2,634	2,235	2,217
Commission income	1,220	1,528	1,024	1,888	1,267
Earnings on cash surrender value of life insurance	803	644	571	578	524
Net gains and fees on sales of loans	2,747	1,768	1,030	1,873	2,384
Net realized gains on sales of available for sale securities	290	861	825	463	1,305
Other-than-temporary impairment on available for sale securities				(400)
Other income	508	796	51	406	904
Total Other Income	12,971	13,230	11,061	11,858	13,593
OTHER EXPENSES
Salaries and employee benefits	19,035	19,964	18,560	17,176	19,655
Net occupancy	2,428	2,530	2,415	2,745	2,452
Equipment	1,672	1,662	1,677	1,783	1,812
Marketing	650	534	436	382	527
Outside data processing fees	1,377	1,391	1,458	1,445	1,154
Printing and office supplies	340	301	313	288	317
Core deposit amortization	591	755	1,101	1,101	1,161
FDIC assessments	775	1,201	1,451	2,104	2,044
Other real estate owned and credit-related expenses	2,569	2,007	2,843	3,195	5,257
Other expenses	3,999	3,877	4,145	3,662	3,814
Total Other Expenses	33,436	34,222	34,399	33,881	38,193
INCOME BEFORE INCOME TAX	9,860	9,303	6,884	7,860	3,815
Income tax expense (benefit)	2,299	2,561	1,396	2,399	(216)
NET INCOME	7,561	6,742	5,488	5,461	4,031
Loss on CPP unamortized discount		(1,401)
Loss on extinguishment of trust preferred securities		(10,857)
Preferred stock dividends and discount accretion	(1,135)	(868)	(990)	(988)	(1,476)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$6,426	$(6,384)	$4,498	$4,473	$2,555
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.24	$(0.25)	$0.18	$0.17	$0.10
Diluted Net Income (Loss) Available to Common Stockholders	$0.24	$(0.25)	$0.18	$0.17	$0.10
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,700	26,367	25,783	25,763	25,737
FINANCIAL RATIOS:
Return on Average Assets	0.61%	-0.62%	0.43%	0.43%	0.24%
Return on Average Stockholders' Equity	5.01	(5.33)	3.87	3.92	2.20
Average Earning Assets to Average Assets	89.66	90.30	90.64	90.83	90.27
Allowance for Loan Losses as % of Total Loans	2.60	2.68	2.83	2.93	2.90
Net Charge Off's as % of Average Loans (Annualized)	1.18	1.41	1.37	1.09	1.07
Average Stockholders' Equity to Average Assets	12.22	11.64	11.23	11.07	10.93
Tax Equivalent Yield on Earning Assets	4.83	5.01	5.04	5.11	5.13
Cost of Supporting Liabilities	0.84	0.99	1.05	1.16	1.30
Net Interest Margin (FTE) on Earning Assets	3.99	4.02	3.99	3.95	3.83

LOANS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Commercial and industrial loans	$532,523	$518,848	$529,742	$529,110	$530,322
Agricultural production financing and other loans to farmers	104,526	106,761	99,360	89,032	95,516
Real estate loans:
Construction	81,780	70,044	96,308	103,956	106,615
Commercial and farm land	1,194,230	1,196,270	1,171,901	1,199,078	1,229,037
Residential	481,493	495,954	495,256	504,538	522,051
Home Equity	191,631	196,191	191,839	195,235	201,969
Individuals' loans for household and other personal expenditures	84,172	90,810	94,123	104,701	115,295
Lease financing receivables, net of unearned income	3,555	4,160	4,399	4,706	5,157
Other loans	39,505	33,900	41,094	33,772	29,721
Loans	2,713,415	2,712,938	2,724,022	2,764,128	2,835,683
Allowance for loan losses	(70,898)	(73,074)	(77,133)	(80,936)	(82,977)
NET LOANS	$2,642,517	$2,639,864	$2,646,889	$2,683,192	$2,752,706

DEPOSITS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Demand deposits	$1,438,513	$1,360,174	$1,363,621	$1,318,188	$1,362,927
Savings deposits	757,166	712,545	750,337	765,138	763,949
Certificates and other time deposits of $100,000 or more	264,787	278,115	292,613	318,663	334,748
Other certificates and time deposits	551,247	570,380	597,330	624,032	661,569
Brokered deposits	122,942	143,036	138,632	126,315	145,687
TOTAL DEPOSITS	$3,134,655	$3,064,250	$3,142,533	$3,152,336	$3,268,880